Exhibit 1.1
EXECUTION VERSION
TEPPCO PARTNERS, L.P.
8,000,000 Units
Representing Limited Partner Interests
UNDERWRITING AGREEMENT
September 4, 2008
Lehman Brothers Inc.
UBS Securities LLC
Wachovia Capital Markets, LLC
      As Representatives of the several
      Underwriters named in Schedule I attached hereto,
c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019
c/o UBS Securities LLC
299 Park Avenue
New York, New York 10173
c/o Wachovia Capital Markets, LLC
Seagram’s Building
375 Park Ave., 4th Floor
New York, New York 10152
Ladies and Gentlemen:
     TEPPCO Partners, L.P., a Delaware limited partnership (the “Partnership”), proposes to issue and sell to the underwriters listed on Schedule I hereto (collectively, the “Underwriters”) 8,000,000 units (the “Firm Units”), each representing a limited partner interest in the Partnership (the “TEPPCO Units”), as set forth on Schedule I hereto. In addition, the Partnership proposes to grant to the Underwriters an option to purchase up to an additional 1,200,000 TEPPCO Units, on the terms and for the purposes set forth in Section 2 (the “Option Units”). The Firm Units and the Option Units, if purchased, are hereinafter collectively called the “Units.” Capitalized terms used but not defined herein shall have the same meanings given them in the Partnership Agreement (as defined herein). Concurrently with the consummation of the issuance and sale of the Units to the Underwriters, the Partnership shall also consummate the direct issuance and sale of 241,380 TEPPCO Units to TEPPCO Unit, L.P. (the “Employee Partnership”) pursuant to a Unit Purchase Agreement dated the date hereof (the “Unit Purchase Agreement”).
     Each of (i) the Partnership, (ii) Texas Eastern Products Pipeline Company, LLC, a Delaware limited liability company and general partner of the Partnership (the “General Partner”), (iii) TEPPCO GP, Inc., a Delaware corporation (“TEPPCO GP”), (iv) TE Products

Pipeline Company, LLC, a Texas limited liability company (“TE Products Pipeline”), (v) TCTM, L.P., a Delaware limited partnership (“TCTM”), (vi) TEPPCO Midstream Companies, LLC, a Texas limited liability company (“TEPPCO Midstream”) and (vii) TEPPCO Marine Services, LLC, a Delaware limited liability company (“TEPPCO Marine”), are referred to collectively as the “TEPPCO Entities.”
     1. Representations, Warranties and Agreements of the Partnership. The Partnership represents and warrants to, and agrees with, the Underwriters that:
     (a) A registration statement on Form S-3 (File No. 333-153314) relating to the Units (i) has been prepared by the Partnership pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) has been filed with the Commission under the Securities Act; and (iii) is effective under the Securities Act. Copies of such registration statement and any amendment thereto have been made available by the Partnership to you as the representatives (the “Representatives”) of the Underwriters. As used in this Agreement:
     (i) “Applicable Time” means 8:45 A.M. (New York City time) on September 4, 2008, which the Underwriters have informed the Partnership is a time prior to the time of the first sale of the Units;
     (ii) “Base Prospectus” means the base prospectus included in the Registration Statement at the Applicable Time;
     (iii) “Effective Date” means any date and time as of which any part of such registration statement relating to the Units became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations;
     (iv) “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of the Partnership or used or referred to by the Partnership in connection with the offering of the Units;
     (v) “Preliminary Prospectus” means any preliminary prospectus relating to the Units included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, including the Base Prospectus and any preliminary prospectus supplement thereto relating to the Units;
     (vi) “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with (A) each Issuer Free Writing Prospectus filed as such by the Partnership on or before the Applicable Time, and (B) the number of Units and the number of TEPPCO Units to be issued pursuant to the Unit Purchase Agreement, the public offering price for the Units and the First Delivery Date (as defined in Section 4), which are set forth on Schedule II hereto and will be included on the cover page of the Prospectus;

     (vii) “Prospectus” means the final prospectus relating to the Units, including the Base Prospectus and any prospectus supplement thereto relating to the Units, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and
     (viii) “Registration Statement” means, collectively, the various parts of the registration statement referred to in this Section 1(a), each as amended as of the Effective Date for such part, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement.
Any reference to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) on or prior to the date hereof. Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include the most recent annual report of the Partnership on Form 10-K filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the original Effective Date that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or, to the Partnership’s knowledge, threatened by the Commission. The Commission has not notified the Partnership of any objection to the use of the form of the Registration Statement.
     (b) Well-Known Seasoned Issuer and Not an Ineligible Issuer. At the time of each filing of the Registration Statement and any amendment thereto, the Partnership was a “well known seasoned issuer” (as defined in Rule 405 under the Securities Act), including not having been an “ineligible issuer” (as defined in Rule 405 under the Securities Act) at any such time or date.
     (c) Form of Documents. The Registration Statement conformed and will conform in all material respects on each Effective Date and on the applicable Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations. The most recent Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) to the requirements of the Securities Act and the Rules and Regulations. The documents incorporated by reference in any Preliminary Prospectus or the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

     (d) Registration Statement. The Registration Statement did not, as of each Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(b).
     (e) Prospectus. The Prospectus will not, as of its date and on the applicable Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(b).
     (f) Documents Incorporated by Reference. The documents incorporated by reference in any Preliminary Prospectus or the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (g) Pricing Disclosure Package. The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriters specifically for inclusion therein, which information is specified in Section 8(b).
     (h) Issuer Free Writing Prospectus and Pricing Disclosure Package. Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433 of the Rules and Regulations), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriters specifically for inclusion therein, which information is specified in Section 8(b).
     (i) Each Issuer Free Writing Prospectus. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Partnership has complied with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations. The Partnership has not made any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives, except as set forth on Schedule III hereto. The Partnership has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations (it being understood that, as of the date hereof, the Partnership has not retained any Issuer Free Writing Prospectus for the three year period required thereby). Each Issuer Free Writing Prospectus does not and will not include any information that conflicts with the information contained in the Registration Statement or the Pricing Disclosure Package (excluding such Issuer Free Writing Prospectus) as of the Applicable Time, including any document incorporated therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Partnership by the Underwriters through the Representatives specifically for inclusion therein, which information consists solely of the information specified in Section 8(b).
     (j) Formation and Qualification of the Partnership Entities. Each of the TEPPCO Entities and the other subsidiaries of the Partnership listed on Schedule IV hereto (each, a “Partnership Entity” and collectively, the “Partnership Entities,” and the subsidiaries of the Partnership listed on Schedule IV hereto, the “Subsidiaries”) has been duly formed or incorporated, as the case may be, and is validly existing in good standing under the laws of its respective jurisdiction of formation or incorporation, as the case may be, with all corporate, limited liability company or partnership, as the case may be, power and authority necessary to own or hold its properties and conduct the businesses in which it is engaged and, in the case of the General Partner and TEPPCO GP, to act as general partner or sole managing member, as applicable, of the Partnership, TE Products Pipeline, TCTM and TEPPCO Midstream, respectively, in each case in all material respects as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. Each Partnership Entity is duly registered or qualified to do business and is in good standing as a foreign corporation, limited liability company or limited partnership, as the case may be, in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification or registration, except where the failure to so qualify or register would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Partnership Entities taken as a whole (a “Material Adverse Effect”) or subject the limited partners of the Partnership to any material liability or disability.
     (k) Ownership of General Partner. Enterprise GP Holdings L.P., a Delaware limited partnership (“EPE”), owns 100% of the issued and outstanding membership interests in the General Partner; such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of the General Partner, as amended and/or restated on or prior to the date hereof (the “GP LLC Agreement”); and EPE owns such membership interests free and clear of all liens, encumbrances, security interests, equities, charges or claims other than those in favor of lenders of EPE.
     (l) Ownership of General Partner Interest in the Partnership. The General Partner is the sole general partner of the Partnership with a 1.999999% general partner interest in the Partnership (including the right to receive Incentive Distributions (as defined in the Partnership Agreement) (the “Incentive Distribution Rights”)); such general partner interest has been duly authorized and validly issued in accordance with the agreement of limited partnership of the Partnership, as amended and/or restated on or prior to the date hereof (the “Partnership Agreement”); and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims.
     (m) Ownership of TEPPCO GP. The Partnership owns 100% of the issued and outstanding capital stock of TEPPCO GP; such capital stock has been duly authorized and validly issued in accordance with the bylaws of TEPPCO GP, as amended or restated on or prior to the date hereof (the “TEPPCO GP Bylaws”), and the certificate of incorporation of TEPPCO GP, as amended and restated on or prior to the date hereof (the “TEPPCO GP Certificate of Incorporation”), and is fully paid and non-assessable; and the Partnership owns such capital stock free and clear of all liens, encumbrances, security interests, equities, charges or claims.
     (n) Ownership of TE Products Pipeline, TCTM, TEPPCO Midstream and TEPPCO Marine. (i) TEPPCO GP is (x) the sole general partner of TCTM (with a 0.001% general partner interest in TCTM) and (y) the sole managing member of TE Products Pipeline and TEPPCO Midstream (with a 0.001% membership interest in each of TE Products Pipeline and TEPPCO Midstream); each such general partner or membership interest has been duly authorized and validly issued in accordance with the agreement of limited partnership or limited liability company agreement, as applicable, of each of TE Products Pipeline, TCTM and TEPPCO Midstream, in each case as amended and/or restated on or prior to the date hereof (collectively, the “TE Products Pipeline, TCTM and TEPPCO Midstream Agreements”; and TEPPCO GP owns each such general partner or membership interest free and clear of all liens, encumbrances, security interests, equities, charges or claims; and (ii) the Partnership is (x) the sole limited partner of TCTM; (y) the sole non-managing member of TE Products Pipeline and TEPPCO Midstream; and (z) the sole member of TEPPCO Marine; each such limited partner or membership interest has been duly authorized and validly issued in accordance with the TE Products Pipeline, TCTM and TEPPCO Midstream Agreements or limited liability company agreement of TEPPCO Marine (the “TEPPCO Marine Agreement”), as applicable and is fully paid (to the extent required under the applicable TE Products Pipeline, TCTM, TEPPCO Midstream and TEPPCO Marine Agreements) and non-assessable (except as such non-assessability may be affected by Sections 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”), Section 101.206 of the Texas Business Organizations Code and as otherwise described in the Prospectus); and the Partnership owns such limited partner and membership interests free and clear of all liens, encumbrances, security interests, equities, charges or claims.
     (o) Capitalization. As of the date hereof and immediately prior to the issuance of Units pursuant to this Agreement and the TEPPCO Units as contemplated by the Unit Purchase Agreement, the issued and outstanding limited partner interests of the Partnership consist of 95,083,721 TEPPCO Units. All of such outstanding TEPPCO Units and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Section 17-607 of the Delaware LP Act and as otherwise disclosed in the Prospectus).

     (p) Valid Issuance of the Units. At the First Delivery Date or the Second Delivery Date, as the case may be, (i) the Firm Units or the Option Units, as the case may be, and (ii) the TEPPCO Units issuable or issued pursuant to the Unit Purchase Agreement, and the limited partner interests represented thereby, will be duly authorized by the Partnership and, when issued and delivered to the Underwriters and the Employee Partnership against payment therefor in accordance with the terms hereof and the Unit Purchase Agreement, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-303 and 17-607 of the Delaware LP Act and as otherwise disclosed in the Prospectus).
     (q) No Preemptive Rights, Registration Rights, or Options. Except as identified in the most recent Preliminary Prospectus and the Prospectus, and except for any such rights which have been effectively complied with or waived, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity securities of the Partnership Entities, in each case pursuant to the organizational documents or any agreement or instrument to which any Partnership Entity is a party or by which any of them may be bound. Neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement and the TEPPCO Units as contemplated by the Unit Purchase Agreement gives rise to any rights for or relating to the registration of any TEPPCO Units or other securities of the Partnership Entities, which have not been effectively complied with or waived. Except for options granted pursuant to employee benefits plans, qualified unit option plans or other employee compensation plans and rights to purchase TEPPCO Units under the Partnership’s distribution reinvestment plan (the “DRIP”), there are no outstanding options or warrants to purchase any partnership or membership interests or capital stock in any Partnership Entity.
     (r) Authority. The Partnership has all requisite power and authority to execute and deliver this Agreement and the Unit Purchase Agreement and to perform its respective obligations hereunder, and the General Partner has all requisite power and authority to execute and deliver this Agreement and the Unit Purchase Agreement on behalf of the Partnership. The Partnership has all requisite power and authority to issue, sell and deliver the Units and the TEPPCO Units pursuant to the Unit Purchase Agreement in accordance with and upon the terms and conditions set forth in this Agreement and the Unit Purchase Agreement, the Partnership Agreement, the Registration Statement, the Pricing Disclosure Package and Prospectus. All action required to be taken by the General Partner or the Partnership or any of their security holders, partners or members for (i) the due and proper authorization, execution and delivery of this Agreement and the Unit Purchase Agreement, (ii) the authorization, issuance, sale and delivery of the Units pursuant to this Agreement and the TEPPCO Units pursuant to the Unit Purchase Agreement and (iii) the consummation of the transactions contemplated hereby and pursuant to the Unit Purchase Agreement has been duly and validly taken.
     (s) Ownership of Subsidiaries. All of the outstanding shares of capital stock, partnership interests or membership interests, as the case may be, of each of the Subsidiaries have been duly and validly authorized and issued, and are fully paid and non-assessable (except as such non-assessability may be affected by (i) Section 17-607 of the Delaware LP Act, in the case of partnership interests in a Delaware limited partnership, (ii) Section 18-607 of the Delaware LLC Act, in the case of membership interests in a Delaware limited liability company,

(iii) Section 101.206 of the Texas Business Organizations Code, in the case of membership interests in a Texas limited liability company, and (iv) except as otherwise disclosed in the Pricing Disclosure Package and the Prospectus). Except as described in the Pricing Disclosure Package and the Prospectus, the Partnership, directly or indirectly, owns the shares of capital stock, partnership interests or membership interests in each of the Subsidiaries as set forth on Schedule IV hereto free and clear of all liens, encumbrances (other than contractual restrictions on transfer contained in the applicable constituent documents), security interests, equities, charges, claims or restrictions upon voting or any other claim of any third party. The Partnership does not have any subsidiaries other than as set forth on Schedule IV hereto that would be deemed to be a “significant subsidiary” as such term is defined in Rule 405 of the Securities Act.
     (t) Authorization, Execution and Delivery of Agreement and Unit Purchase Agreement. This Agreement and the Unit Purchase Agreement have been duly authorized and validly executed and delivered by the Partnership and the General Partner on behalf of the Partnership.
     (u) Authorization, Execution and Enforceability of Agreements. (i) The Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms; (ii) the TE Products Pipeline, TCTM and TEPPCO Midstream Agreements have been duly authorized, executed and delivered by TEPPCO GP and the Partnership and are valid and legally binding agreements of TEPPCO GP and the Partnership, enforceable against TEPPCO GP and the Partnership in accordance with their terms; and (iii) the TEPPCO Marine Agreement has been duly authorized, executed and delivered by the Partnership and is a valid and legally binding agreement of the Partnership, enforceable against the Partnership in accordance with its terms; provided that, with respect to each such agreement listed in this paragraph, the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     (v) No Conflicts or Violations. None of the (i) offering, issuance and sale by the Partnership of the Units pursuant to this Agreement or the TEPPCO Units pursuant to the Unit Purchase Agreement, (ii) the execution, delivery and performance of this Agreement or the Unit Purchase Agreement by the Partnership or the General Partner on behalf of the Partnership, or (iii) consummation of the transactions contemplated hereby or by the Unit Purchase Agreement (A) conflicts or will conflict with or constitutes or will constitute a violation of the certificate of limited partnership or agreement of limited partnership, certificate of formation or limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents of any of the Partnership Entities, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Partnership Entities is a party or by which any of them or any of their respective properties or assets may be bound, (C) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court, arbitrator or governmental agency or body having jurisdiction over any of the Partnership Entities or any of their respective properties or assets, or (D) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Partnership Entities, which conflicts, breaches, violations, defaults or liens, in the case of clauses (B) or (D), would, individually or in the aggregate, have a Material Adverse Effect.
     (w) No Consents. No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any court, governmental agency or body having jurisdiction over the Partnership Entities or any of their respective properties is required in connection with (i) the offering, issuance and sale by the Partnership of the Units pursuant to this Agreement or the TEPPCO Units pursuant to the Unit Purchase Agreement, (ii) the execution, delivery and performance of this Agreement or the Unit Purchase Agreement by the Partnership or (iii) the consummation by the Partnership of the transactions contemplated by this Agreement and the Unit Purchase Agreement, except for (A) such consents required under the Securities Act, the Exchange Act, and state securities or Blue Sky laws in connection with the purchase and distribution of the Units by the Underwriters and by the Partnership to the Employee Partnership and (B) such consents that have been, or prior to any such Delivery Date (as defined herein) will be, obtained.
     (x) No Default. None of the Partnership Entities is (i) in violation of its certificate of limited partnership or agreement of limited partnership, certificate of formation or limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents, (ii) in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, or (iii) in breach, default (and no event that, with notice or lapse of time or both, would constitute such a default has occurred or is continuing) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation, in the case of clause (ii) or (iii), would, if continued, have a Material Adverse Effect, or could materially impair the ability of any of the Partnership Entities to perform their obligations under this Agreement.
     (y) Independent Registered Public Accounting Firm. Deloitte & Touche LLP, who has audited the audited financial statements contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus (other than the financial statements included in the year ended December 31, 2005) is an independent registered public accounting firm with respect to the Partnership and the General Partner within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States) (the “PCAOB”).
     (z) Financial Statements; Statistical and Market-Related Data. The historical financial statements (including the related notes and supporting schedule) contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus (i) comply in all material respects with the applicable requirements under the

Securities Act and the Exchange Act (except that certain supporting schedules are omitted), (ii) present fairly in all material respects the financial position, results of operations and cash flows of the entities purported to be shown thereby on the basis stated therein at the respective dates or for the respective periods, and (iii) have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied throughout the periods involved, except to the extent disclosed therein. The other financial information of the General Partner and the Partnership and its subsidiaries, including non-GAAP financial measures, if any, contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus has been derived from the accounting records of the General Partner, the Partnership and its subsidiaries, and fairly presents the information purported to be shown thereby. Nothing has come to the attention of any of the Partnership Entities that has caused them to believe that the statistical and market-related data included in the Registration Statement, the Pricing Disclosure Package and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.
     (aa) No Distribution of Other Offering Materials. None of the Partnership Entities has distributed or, prior to the completion of the distribution of the Units, will distribute, any offering material in connection with the offering and sale of the Units other than the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus to which the Representatives have consented in accordance with Section 1(i), 5(l) or 5(m) and any Issuer Free Writing Prospectus set forth on Schedule III hereto and any other materials, if any, permitted by the Securities Act, including Rule 134 of the Rules and Regulations.
     (bb) Conformity to Description of the Units. The Units, when issued and delivered against payment therefor as provided herein, will conform in all material respects to the descriptions thereof contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus.
     (cc) Certain Transactions. Except as disclosed in the Prospectus and the Pricing Disclosure Package, subsequent to the respective dates as of which such information is given in the Registration Statement and the Pricing Disclosure Package, (i) none of the Partnership Entities has incurred any liability or obligation, indirect, direct or contingent, or entered into any transactions, not in the ordinary course of business, that, individually or in the aggregate, is material to the Partnership Entities, taken as a whole, and (ii) there has not been any material change in the capitalization or material increase in the long-term debt of the Partnership Entities, or any dividend or distribution of any kind declared, paid or made by the Partnership on any class of its partnership interests.
     (dd) No Omitted Descriptions; Legal Descriptions. There are no legal or governmental proceedings pending or, to the knowledge of the Partnership, threatened or contemplated, against any of the Partnership Entities, or to which any of the Partnership Entities is a party, or to which any of their respective properties or assets is subject, that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Securities Act or the Rules and Regulations or

the Exchange Act or the rules and regulations thereunder. The statements included in or incorporated by reference into the Registration Statement, the Pricing Disclosure Package and the Prospectus under the headings “Description of Units,” “Cash Distribution Policy,” “Our Partnership Agreement,” and “Material U.S. Tax Consequences,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.
     (ee) Title to Properties. Each Partnership Entity has (i) good and indefeasible title to all its interests in its properties that are material to the operations of the Partnership Entities, taken as a whole, and (ii) good and marketable title in fee simple to, or valid rights to lease or otherwise use, all items of other real and personal property which are material to the business of the Partnership Entities, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except such as (A) do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Partnership Entities, (B) could not reasonably be expected to have a Material Adverse Effect or (C) are described, and subject to the limitations contained, in the Pricing Disclosure Package.
     (ff) Rights-of-Way. Each of the Partnership Entities has such consents, easements, rights-of-way or licenses from any person (“rights-of-way”) as are necessary to conduct its business in the manner described in the Pricing Disclosure Package and the Prospectus, subject to such qualifications as may be set forth in the Pricing Disclosure Package and the Prospectus and except for such rights-of-way the failure of which to have obtained would not have, individually or in the aggregate, a Material Adverse Effect; each of the Partnership Entities has fulfilled and performed all its material obligations with respect to such rights-of-way and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such revocations, terminations and impairments that will not have a Material Adverse Effect, subject in each case to such qualification as may be set forth in the Pricing Disclosure Package and the Prospectus; and, except as described in the Pricing Disclosure Package and the Prospectus, none of such rights-of-way contains any restriction that is materially burdensome to the Partnership Entities, taken as a whole.
     (gg) Permits. Each of the Partnership Entities has such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“permits”) as are necessary to own or lease its properties and to conduct its business in the manner described in the Pricing Disclosure Package and the Prospectus, subject to such qualifications as may be set forth in the Pricing Disclosure Package and the Prospectus and except for such permits that, if not obtained, would not have, individually or in the aggregate, a Material Adverse Effect; each of the Partnership Entities has fulfilled and performed all its material obligations with respect to such permits in the manner described, and subject to the limitations contained in the Pricing Disclosure Package and the Prospectus, and no event has occurred that would prevent the permits from being renewed or reissued or that allows, or after notice or lapse of time would allow, revocation or termination thereof or results or would result in any impairment of the rights of the holder of any such permit, except for such non-renewals, non-issues, revocations, terminations and impairments that would not, individually or in the aggregate, have a Material Adverse Effect. None of the Partnership Entities has received notification of any revocation or modification of any such permit or has any reason to believe that any such permit will not be renewed in the ordinary course.
     (hh) Books and Records; Accounting Controls. The Partnership Entities (i) make and keep books, records and accounts that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets, and (ii) maintain systems of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with accounting principles generally accepted in the United States of America and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (ii) Related Party Transactions. No relationship, direct or indirect, exists between or among the Partnership Entities on the one hand, and the directors, officers, partners, customers or suppliers of the General Partner and its affiliates (other than the Partnership Entities) on the other hand, which is required to be described in the Pricing Disclosure Package and the Prospectus and which is not so described.
     (jj) Environmental Compliance. There has been no storage, generation, transportation, handling, treatment, disposal or discharge of any kind of toxic or other wastes or other hazardous substances by any of the Partnership Entities (or, to the knowledge of the Partnership, any other entity (including any predecessor) for whose acts or omissions any of the Partnership Entities is or could reasonably be expected to be liable) at, upon or from any of the property now or previously owned or leased by any of the Partnership Entities or upon any other property, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability that could not reasonably be expected to have, individually or in the aggregate with all such violations and liabilities, a Material Adverse Effect; and there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Partnership has knowledge, except for any such disposal, discharge, emission or other release of any kind which could not reasonably be expected to have, individually or in the aggregate with all such discharges and other releases, a Material Adverse Effect.
     (kk) Insurance. The Partnership Entities maintain insurance covering their properties, operations, personnel and businesses against such losses and risks as are reasonably adequate to protect them and their businesses in a manner consistent with other businesses similarly situated. Except as disclosed in the Pricing Disclosure Package and the Prospectus, none of the Partnership Entities has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance; all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on each Delivery Date.

     (ll) Litigation. There are no legal or governmental proceedings pending to which any Partnership Entity is a party or of which any property or assets of any Partnership Entity is the subject that, individually or in the aggregate, if determined adversely to such Partnership Entity, could reasonably be expected to have a Material Adverse Effect; and to the knowledge of the Partnership, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.
     (mm) No Labor Disputes. No labor dispute with the employees that are engaged in the business of the Partnership or its subsidiaries exists or, to the knowledge of the Partnership, is imminent or threatened that is reasonably likely to result in a Material Adverse Effect.
     (nn) Intellectual Property. Each Partnership Entity owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses; and the conduct of their respective businesses will not conflict in any material respect with, and no Partnership Entity has received any notice of any claim of conflict with, any such rights of others.
     (oo) Investment Company. None of the Partnership Entities is now, or after sale of the Units to be sold by the Partnership hereunder and application of the net proceeds from such sale as described in the most recent Preliminary Prospectus under the caption “Use of Proceeds” will be, an “investment company” or a company “controlled by” an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).
     (pp) Absence of Certain Actions. No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance or sale of the Units in any jurisdiction; no injunction, restraining order or order of any nature by any federal or state court of competent jurisdiction has been issued with respect to any Partnership Entity which would prevent or suspend the issuance or sale of the Units or the use of the Pricing Disclosure Package in any jurisdiction; no action, suit or proceeding is pending against or, to the knowledge of the Partnership, threatened against or affecting any Partnership Entity before any court or arbitrator or any governmental agency, body or official, domestic or foreign, which could reasonably be expected to interfere with or adversely affect the issuance of the Units or in any manner draw into question the validity or enforceability of this Agreement or any action taken or to be taken pursuant hereto; and the Partnership has complied with any and all requests by any securities authority in any jurisdiction for additional information to be included in the most recent Preliminary Prospectus.
     (qq) No Stabilizing Transactions. None of the General Partner, the Partnership or any of their affiliates has taken, directly or indirectly, any action designed to or which has constituted or which would reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any securities of the Partnership in connection with the offering of the Units.

     (rr) Form S-3. The Registration Statement is an “automatic shelf registration statement” (as defined in Rule 405), and the conditions for the use of Form S-3 for automatic shelf offerings by well-known seasoned issuers, as set forth in the General Instructions thereto, have been satisfied, including that the Registration Statement was filed not earlier than the date that is three years prior to the applicable Delivery Date (as defined in Section 3 hereof).
     (ss) Disclosure Controls. The General Partner and the Partnership have established and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act) which (i) are designed to ensure that material information relating to the Partnership, including its consolidated subsidiaries, is made known to the General Partner’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated for effectiveness as of the end of the period covered by the Partnership’s most recent annual report filed with the Commission; and (iii) are effective in achieving reasonable assurances that the Partnership’s desired control objectives as described in Item 9A of the Partnership’s Annual Report on Form 10-K for the period ended December 31, 2007 (the “2007 Annual Report”) have been met.
     (tt) No Deficiency in Internal Controls. Based on the evaluation of its disclosure controls and procedures conducted in connection with the preparation and filing of the 2007 Annual Report, neither the Partnership nor the General Partner is aware of (i) any significant deficiencies or material weaknesses in the design or operation of its internal controls over financial reporting (as defined in Rule 13a-15(f) and 15d-15(f) under the Exchange Act) that are reasonably likely to adversely affect the Partnership’s ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Partnership’s internal controls over financial reporting.
     (uu) No Changes in Internal Controls. Since the date of the most recent evaluation of the disclosure controls and procedures described in Section 1(tt) hereof, there have been no significant changes in the Partnership’s internal controls that materially affected or are reasonably likely to materially affect the Partnership’s internal controls over financial reporting.
     (vv) Sarbanes-Oxley Act. The principal executive officer and principal financial officer of the General Partner have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct. The Partnership and the General Partner are otherwise in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act that are effective.
     Any certificate signed by any officer of any TEPPCO Entity and delivered to the Representatives or counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by the TEPPCO Entity signatory thereto, as to the matters covered thereby, to each Underwriter.
     2. Purchase of the Firm Units.

     (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Partnership agrees to sell to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Partnership, at a purchase price of $27.985 per Unit, the amount of the Firm Units set forth opposite that Underwriter’s name in Schedule I hereto.
     (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Partnership hereby grants an option to the Underwriters to purchase up to 1,200,000 Option Units at the same purchase price per Unit as the Underwriters shall pay for the Firm Units. Said option may be exercised only to cover over-allotments in the sale of the Firm Units by the Underwriters. Said option may be exercised in whole or in part at any time on or before the 30th day after the date of the Prospectus upon written or facsimile notice by the Underwriters to the Partnership setting forth the number of Option Units as to which the Underwriters are exercising the option and the settlement date. Each Underwriter agrees, severally and not jointly, to purchase the number of Option Units (subject to such adjustments to eliminate fractional Units as the Representatives may determine) that bears the same proportion to the total number of Option Units to be sold on such Delivery Date as the number of Firm Units set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Units.
     (c) The Partnership shall not be obligated to deliver any of the Units to be delivered on any Delivery Date, as the case may be, except upon payment for all the Units to be purchased on such Delivery Date as provided herein.
     3. Offering of Units by the Underwriters. It is understood that the Underwriters propose to offer the Units for sale to the public as set forth in the Prospectus.
     4. Delivery of and Payment for the Units. Delivery of and payment for the Firm Units (including any Option Units provided for in Section 2(b) hereof that have been exercised) shall be made at the office of Baker Botts L.L.P., Houston, Texas, at 10:00 A.M., New York City time, on September 9, 2008 or such other date and time and place as shall be determined by agreement between the Underwriters and the Partnership (such date and time of delivery and payment for the Firm Units being herein called the “First Delivery Date”). Delivery of the Firm Units shall be made to the Underwriters against payment by the Underwriters of the purchase price therefor to or upon the order of the Partnership by wire transfer payable in same-day funds to an account specified by the Partnership. Delivery of the Firm Units shall be made in book-entry form through the Full Fast Program of the facilities of The Depository Trust Company (“DTC”) unless the Underwriters shall otherwise instruct. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriters.
     If the option provided for in Section 2(b) hereof is exercised after the third business day prior to the First Delivery Date, the Partnership will deliver the Option Units (at the expense of the Partnership) to Lehman Brothers Inc. at the place and on the date specified by the Underwriters in the noticed given pursuant to Section 2(b) hereof (which shall be within five business days after exercise of said option) (the “Second Delivery Date”, and together with the First Delivery Date, each a “Delivery Date”) against payment by the Underwriters of the purchase price therefor to or upon the order of the Partnership by wire transfer payable in same-day funds to an account specified by the Partnership. If settlement for the Option Units occurs after the First Delivery Date, the Partnership will deliver to the Underwriters on the settlement date for the Option Units, and the obligation of the Underwriters to purchase the Option Units shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 7 hereof.
     5. Further Agreements of the Parties. The Partnership covenants and agrees with the Underwriters:
     (a) Preparation of Prospectus and Registration Statement. (i) To prepare the Prospectus in a form approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission’s close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; (ii) to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; (iii) to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; (iv) to advise the Underwriters promptly after it receives notice thereof of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and (v) in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.
     (b) Copies of Registration Statements. To furnish promptly to the Underwriters and to counsel for the Underwriters, upon request, a signed copy or conformed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.
     (c) Exchange Act Reports. To file promptly all reports and any definitive proxy or information statements required to be filed by the Partnership with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (“Exchange Act Reports”) subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Units.
     (d) Copies of Documents to the Underwriters. To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits), (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, (iii) each Issuer Free

Writing Prospectus and (iv) any document incorporated by reference in any Preliminary Prospectus or the Prospectus; and, if the delivery of a prospectus is required at any time after the date hereof in connection with the offering or sale of the Units or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act or with a request from the Commission, to notify the Underwriters immediately thereof and to promptly prepare and, subject to Section 5(f) hereof, file with the Commission an amended Prospectus or supplement to the Prospectus which will correct such statement or omission or effect such compliance.
     (e) Filing of Amendment or Supplement. To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Partnership or the Underwriters, be required by the Securities Act or the Exchange Act or requested by the Commission. Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus, any document incorporated by reference in the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and not to file any such document to which the Underwriters shall reasonably object after having been given reasonable notice of the proposed filing thereof unless the Partnership is required by law to make such filing.
     (f) Reports to Security Holders. As soon as practicable after the First Delivery Date, to make generally available to the Partnership’s security holders an earnings statement of the Partnership and its consolidated subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Partnership, Rule 158).
     (g) Copies of Reports. For a period of two years following the date hereof, to furnish to the Underwriters promptly upon request copies of all materials furnished by the Partnership to its security holders and all reports and financial statements furnished by the Partnership to the principal national securities exchange upon which the Units may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder, in each case to the extent that such materials, reports and financial statements are not publicly filed with the Commission.
     (h) Blue Sky Laws. Promptly to take from time to time such actions as the Underwriters may reasonably request to qualify the Units for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters may designate and to continue such qualifications in effect for so long as required for the resale of the Units; and to arrange for the determination of the eligibility for investment of the Units under the laws of such jurisdictions as the Underwriters may reasonably request; provided that no Partnership Entity shall be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction.

     (i) Lock-up Period; Lock-up Letters. For a period commencing on the date hereof and ending on the date 45 days after the date of the Prospectus (the “Lock-Up Period”), not to, directly or indirectly, (i) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any TEPPCO Units or securities convertible into, or exchangeable for TEPPCO Units, or sell or grant options, rights or warrants with respect to any TEPPCO Units or securities convertible into or exchangeable for TEPPCO Units (other than the grant of options pursuant to option plans existing on the date hereof), or (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such TEPPCO Units, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of TEPPCO Units or other securities, in cash or otherwise, (iii) file or cause to be filed a registration statement, including any amendments, with respect to the registration of any TEPPCO Units or securities convertible, exercisable or exchangeable into TEPPCO Units or (iv) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of the Representatives, provided, however, that the Partnership may (A) issue and sell the Units to the Underwriters in connection with the public offering contemplated by this Agreement, (B) file or participate in the filing of a registration statement with the Commission in respect of TEPPCO Units or securities convertible into or exercisable or exchangeable for TEPPCO Units under any employee unit option plan, employee unit ownership plan or other employee benefit or incentive plan or distribution reinvestment plan, (C) issue or sell TEPPCO Units or securities convertible into or exercisable or exchangeable for TEPPCO Units under any such plan and (D) issue or sell TEPPCO Units to the TEPPCO Employee Partnership pursuant to the Unit Purchase Agreement. Each person listed on Schedule V, including each executive officer and director of the General Partner, shall furnish to the Underwriters, prior to or on the First Delivery Date, a letter or letters, substantially in the form of Exhibit C hereto.
     (j) Application of Proceeds. To apply the net proceeds from the sale of the Units as set forth in the Pricing Disclosure Package and the Prospectus.
     (k) Investment Company. To take such steps as shall be necessary to ensure that no Partnership Entity shall become an “investment company” as defined in the Investment Company Act.
     (l) Issuer Free Writing Prospectuses. Not to make any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives.
     (m) Retention of Issuer Free Writing Prospectuses. To retain in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses not required to be filed pursuant to the Rules and Regulations; and if at any time after the date hereof and prior to any Delivery Date, any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or, when considered together with the most recent Preliminary Prospectus, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representatives and, upon their reasonable request or as required by the Rules and Regulations, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance.
     (n) Stabilization. To not directly or indirectly take any action designed to or which constitutes or which might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Partnership in connection with the offering of the Units.
     (o) Issuer Information. Each Underwriter severally agrees that such Underwriter, without the prior written consent of the Partnership, has not used or referred to publicly and shall not use or refer to publicly any “free writing prospectus” (as defined in Rule 405 but excluding any Issuer Free Writing Prospectus identified on Schedule III hereto and any electronic road show constituting a free writing prospectus under Rule 433) in connection with the offer and sale of the Units; provided that no such consent shall be required with respect to any free writing prospectus filed by the Partnership with the Commission prior to the use of such free writing prospectus.
     (p) NYSE Listing. Prior to and on the First Delivery Date, to ensure the Units have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.
     6. Expenses. The Partnership agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Units and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of printing and distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), the Prospectus and any amendment or supplement to the Prospectus, and the Pricing Disclosure Package, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement, any underwriting and selling group documents and any other related documents in connection with the offering, purchase, sale and delivery of the Units; (e) the filing fees incident to securing the review, if applicable, by the Financial Industry Regulatory Authority, formerly the National Association of Securities Dealers, Inc. (the “FINRA”) of the terms of sale of the Units; (f) any applicable listing or other similar fees on the New York Stock Exchange or any other exchange; (g) the fees and expenses of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (h) the cost of printing certificates representing the Units; (i) the costs and charges of any transfer agent and registrar; (j) the costs and expenses of the Partnership relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Units, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Partnership, travel and lodging expenses of the representatives and officers of the Partnership and any such consultants; and (k) all other costs and expenses incident to the performance of the obligations of the Partnership under this Agreement; provided that, except as provided in this Section 6 and in Section 12 hereof, the Underwriters shall pay their own costs and expenses, including the costs and expenses of its counsel, any transfer taxes on the Units which they may sell and the expenses of advertising any offering of the Units made by the Underwriters.
     7. Conditions of Underwriters’ Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, on the date hereof, at the Applicable Time and on each Delivery Date, of the representations and warranties of the Partnership contained herein, to the accuracy of the statements of the Partnership and the officers of the General Partner made in any certificates delivered pursuant hereto, to the performance by the Partnership of its obligations hereunder and to each of the following additional terms and conditions:
     (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectuses or any Issuer Free Writing Prospectuses or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with to the reasonable satisfaction of the Underwriters; and the Commission shall not have notified the Partnership of any objection to the use of the form of the Registration Statement.
     (b) The Underwriters shall not have discovered and disclosed to the Partnership on or prior to such Delivery Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or in the documents incorporated by reference therein or is necessary to make the statements therein not misleading.
     (c) All corporate, partnership and limited liability company proceedings and other legal matters incident to the authorization, execution and delivery of this Agreement, the authorization, execution and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Partnership shall have furnished to such counsel all documents and information that they or their counsel may reasonably request to enable them to pass upon such matters.
     (d) Baker Botts L.L.P. shall have furnished to the Underwriters its written opinion, as counsel for the Partnership, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Underwriters, substantially to the effect set forth in Exhibit A hereto.
     (e) Patricia A. Totten, Esq., shall have furnished to the Underwriters her written opinion, as Chief Legal Officer of the Partnership, addressed to the Underwriters and dated such

Delivery Date, in form and substance reasonably satisfactory to the Underwriters, substantially to the effect set forth in Exhibit B hereto.
     (f) The Underwriters shall have received from Andrews Kurth LLP, counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to such matters as the Underwriters may reasonably require, and the Partnership shall have furnished to such counsel such documents and information as they may reasonably request for the purpose of enabling them to pass upon such matters.
     (g) At the time of execution of this Agreement, the Underwriters shall have received from each of Deloitte & Touche LLP and KPMG LLP a letter or letters, in form and substance satisfactory to the Underwriters, addressed to the Underwriters and dated the date hereof, each (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and are in compliance with the applicable rules and regulations thereunder adopted by the Commission and the PCAOB, and (ii) stating that, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent Preliminary Prospectus and the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.
     (h) With respect to the letter or letters of each of Deloitte & Touche LLP and KPMG LLP referred to in the preceding paragraph and delivered to the Underwriters concurrently with the execution of this Agreement (the “initial letters”), such accounting firm shall have furnished to the Underwriters a letter (the “bring-down letter”) of each of Deloitte & Touche LLP and KPMG LLP, addressed to the Underwriters and dated such Delivery Date, (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and are in compliance with the applicable rules and regulations thereunder adopted by the Commission and the PCAOB, (ii) stating that, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letters and (iii) confirming in all material respects the conclusions and findings set forth in the initial letters.
     (i) The Partnership shall have furnished to the Underwriters a certificate, dated such Delivery Date, of the chief executive officer and the chief financial officer of the General Partner stating that: (i) such officers have carefully examined the Registration Statement, the Prospectus and the Pricing Disclosure Package; (ii) in their opinion, (1) the Registration Statement, including the documents incorporated therein by reference, as of the most recent Effective Date, (2) the Prospectus, including any documents incorporated by reference therein, as of the date of the Prospectus and as of such Delivery Date, and (3) the Pricing Disclosure Package, as of the Applicable Time, did not and do not include any untrue statement of a material fact and did not and do not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (iii) as of such Delivery Date, the representations and warranties of the Partnership in this Agreement are true and correct; (iv) the Partnership has complied with all of its agreements contained herein and satisfied all conditions on its part to be performed or satisfied hereunder on or prior to such Delivery Date; (v) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of such officer’s knowledge, are threatened; (vi) the Commission has not notified the Partnership of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto; (vii) since the date of the most recent financial statements included or incorporated by reference in the Prospectus, there has been no material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Partnership Entities, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Pricing Disclosure Package; and (viii) since the most recent Effective Date, no event has occurred that is required under the Rules and Regulations or the Securities Act to be set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.
     (j) If any event shall have occurred on or prior to such Delivery Date that requires the Partnership under Section 5(e) of this Agreement to prepare an amendment or supplement to the Prospectus, such amendment or supplement shall have been prepared, the Underwriters shall have been given a reasonable opportunity to comment thereon as provided in Section 5(e) hereof, and copies thereof shall have been delivered to the Underwriters reasonably in advance of such Delivery Date.
     (k) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of such Delivery Date, prevent the issuance or sale of the Units; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of such Delivery Date which would prevent the issuance or sale of the Units.
     (l) Except as described in the Pricing Disclosure Package and the Prospectus, (i) neither the Partnership nor any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the most recent Preliminary Prospectus and the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date there shall not have been any change in the capital or long-term debt of the Partnership or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, unitholders’ equity, properties, management, business or prospects of the Partnership and its subsidiaries taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Pricing Disclosure Package and the Prospectus.
     (m) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in the TEPPCO Units shall have been suspended by the Commission or the New York Stock Exchange, (ii) trading in securities generally on the New York Stock Exchange or the American Stock Exchange shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on the New York Stock Exchange, (iii) a banking moratorium shall have been declared by federal or New York State authorities, (iv) a material disruption in commercial banking or clearance services in the United States, (v) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (vi) a calamity or crisis the effect of which on the financial markets is such as to make it, in the sole judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Pricing Disclosure Package and the Prospectus.
     (n) The New York Stock Exchange shall have approved the Units for listing, subject only to official notice of issuance.
     (o) The Lock-Up Agreements between the Representatives and the persons listed on Schedule V, delivered to the Representatives on or before the date of this Agreement, shall be in full force and effect on such Delivery Date, except to the extent waived, released, suspended or terminated in writing by the Representatives.
     All such opinions, certificates, letters and documents mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Underwriters and to counsel for the Underwriters.
     8. Indemnification and Contribution.
     (a) The Partnership agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of any Underwriter and each person who controls any Underwriter within the meaning of either the Securities Act or the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several, to which that Underwriter, director, officer, employee or controlling person may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in: (A) the Registration Statement, the Prospectus or any Preliminary Prospectus or in any amendment thereof or supplement thereto, or (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto; or (ii) the omission or the alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading; and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Partnership will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Partnership by the Underwriters through the Representatives specifically for inclusion therein, which information consists solely of the information specified in Section 8(b). This indemnity agreement will be in addition to any liability which the Partnership may otherwise have.
     (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Partnership, the directors of the General Partner, the respective officers of the General Partner who signed the Registration Statement, and each person who controls the Partnership within the meaning of either the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the Partnership to the Underwriters, but only with reference to written information relating to the Underwriters furnished to the Partnership by the Underwriters through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which the Underwriters may otherwise have. The Partnership acknowledges that the statements set forth in the most recent Preliminary Prospectus and the Prospectus: (A) the names of the Underwriters, (B) the last paragraph of the cover page regarding delivery of the Units and (C) under the heading “Underwriting,” (1) the sentence relating to concessions, (2) the paragraphs regarding price stabilization, short positions and penalty bids, and (3) the paragraph regarding electronic distribution, constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectuses or in any amendment or supplement thereto.
     (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantive rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the reasonable fees, costs and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not contain any statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.
     (d) In the event that the indemnity provided in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Partnership and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, the “Losses”) to which the Partnership and the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Partnership on the one hand and by the Underwriters on the other from the offering of the Units; provided, however, that in no case shall any Underwriter be responsible for any amount in excess of the amount by which the total price at which the Units underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Partnership and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Partnership on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Partnership shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Partnership on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Partnership and each of the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls any Underwriter within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of any Underwriter shall have the same rights to contribution as the Underwriters, and each person who controls the Partnership within the meaning of either the Securities Act or the Exchange Act, each officer of the General Partner who shall have signed the Registration Statement and each director of the General Partner shall have the same rights to contribution as the Partnership, subject in each case to the applicable terms and conditions of this paragraph (d).
     9. No Fiduciary Duty. The Partnership hereby acknowledges that each Underwriter is acting solely as an underwriter in connection with the purchase and sale of the Units. The Partnership further acknowledges that each Underwriter is acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s-length basis and in no event do the parties intend that each Underwriter acts or be responsible as a fiduciary to any of the Partnership Entities, their management, unitholders, creditors or any other person in connection with any activity that each Underwriter may undertake or have undertaken in furtherance of the purchase and sale of the Units, either before or after the date hereof. Each Underwriter hereby expressly disclaims any fiduciary or similar obligations to any of the Partnership Entities, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Partnership hereby confirms its understanding and agreement to that effect. The Partnership and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to any of the Partnership Entities regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Units, do not constitute advice or recommendations to any of the Partnership Entities. The Partnership hereby waives and releases, to the fullest extent permitted by law, any claims that the Partnership may have against each Underwriter with respect to any breach or alleged breach of any fiduciary or similar duty to any of the Partnership Entities in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.
     10. Defaulting Underwriters. If, on any Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Units that the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of Firm Units set forth opposite the name of each remaining non-defaulting Underwriter in Schedule I hereto bears to the total number of Firm Units set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule I hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Units on such Delivery Date if the total number of Units that the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of Units to be purchased on such Delivery Date, and any remaining non-defaulting Underwriters shall not be obligated to purchase more than 110% of the number of Units that it agreed to purchase on such Delivery Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Units to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the Units that the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to any Second Delivery Date, the obligation of the Underwriters to purchase, and of the Partnership to sell, the Option Units) shall terminate without liability on the part of any non-defaulting Underwriters or the Partnership, except that the Partnership will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 12. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto that, pursuant to this Section 10, purchases Units that a defaulting Underwriter agreed but failed to purchase.
     Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Partnership for damages caused by its default. If other Underwriters are obligated or agree to purchase the Units of a defaulting or withdrawing Underwriter, either the Representatives or the Partnership may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Partnership or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.
     11. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Partnership prior to delivery of and payment for the Firm Units if, prior to that time, any of the events described in Sections 7(l) or 7(m) shall have occurred or if the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement.
     12. Reimbursement of Underwriters’ Expenses. If the sale of the Units provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because of any termination pursuant to Section 7(m)(i) hereof or because of any refusal, inability or failure on the part of the Partnership to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriters, the Partnership will reimburse the Underwriters, severally through the Representatives, on demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by the Underwriters in connection with the proposed purchase and sale of the Units. If this Agreement is terminated pursuant to Section 10 hereof by reason of the default of one or more of the Underwriters, the Partnership shall not be obligated to reimburse any defaulting Underwriter on account of such Underwriter’s expenses.
     13. Research Analyst Independence. The Partnership acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Partnership and/or the offering that differ from the views of their respective investment banking divisions. The Partnership hereby waives and releases, to the fullest extent permitted by law, any claims that the Partnership may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Partnership by such Underwriters’ investment banking divisions. The Partnership acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.
     14. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:
     (a) if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to (i) Lehman Brothers Inc., 1271 Avenue of the Americas, 42nd Fl, New York, New York 10020, Attention: Syndicate Registration (Fax: 646-834-8133), with a copy, in the case of any notice pursuant to Section 8(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 1271 Avenue of the Americas, 44th floor, New York, New York 10020 (Fax: (212) 520-0421), (ii) UBS Securities LLC, 299 Park Avenue, New York, New York 10173 (Fax: (212) 821-4042) Attention: Legal Department and (iii) Wachovia Capital Markets, LLC, 375 Park Ave., New York, New York 10152 (Fax: (212) 214-5918) Attention: Equity Syndicate Department.
     (b) if to the Partnership, shall be delivered or sent by mail or facsimile transmission to TEPPCO Partners L.P., 1100 Louisiana Street, Suite 1600, Houston, Texas 77002, Attention: Chief Legal Officer (Fax: (713) 381-4039);
     (c) provided, however, that any notice to any Underwriter pursuant to Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriters at its address set forth in its acceptance telex to the Underwriters, which address will be supplied to any other party hereto by the Underwriters upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.
     The Partnership shall be entitled to rely upon any request, notice, consent or agreement given or made by the Representatives on behalf of the Underwriters.
     15. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Partnership and its respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Section 8 with respect to officers, directors, employees, agents and controlling persons of the Partnership, the General Partner and the Underwriters. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.
     16. Survival. The respective indemnities, representations, warranties and agreements of the Partnership and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement or any certificate delivered pursuant hereto, shall survive the delivery of and payment for the Units and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them. The Underwriters acknowledge and agree that the obligations of the Partnership hereunder are non-recourse to the General Partner.

     17. Definition of the Terms “Business Day” and “Subsidiary”. For purposes of this Agreement, (a) “business day” means any day on which the New York Stock Exchange, Inc. is open for trading and (b) “affiliate” and “subsidiary” have their respective meanings set forth in Rule 405 of the Rules and Regulations.
     18. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     19. Jurisdiction; Venue. The parties hereby consent to (i) nonexclusive jurisdiction in the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, (ii) nonexclusive personal service with respect thereto, and (iii) personal jurisdiction, service and venue in any court in which any claim arising out of or in any way relating to this Agreement is brought by any third party against the Underwriters or any indemnified party. Each of the parties (on its behalf and, to the extent permitted by applicable law, on behalf of its limited partners and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The parties agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the parties and may be enforced in any other courts to the jurisdiction of which the parties is or may be subject, by suit upon such judgment.
     20. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.
     21. Amendments. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.
     22. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.
[The Remainder of This Page Intentionally Left Blank]

     If the foregoing correctly sets forth the agreement among the Partnership and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

TEPPCO PARTNERS, L.P.

By:	Texas
Eastern Products Pipeline Company, LLC,
its general partner

	By:	/s/ William G. Manias William G. Manias Vice President and Chief Financial Officer

For themselves and as Representatives of the several Underwriters named in Schedule I hereto.

By:	LEHMAN BROTHERS INC.

	By: Name:	/s/ Victoria Hale Victoria Hale
	Title:	Vice President

By:	UBS SECURITIES LLC

	By: Name:	/s/ Amit Jhunjhunwala Amit Jhunjhunwala
	Title:	Director

	By: Name:	/s/ Robert Waldron Robert Waldron
	Title:	Associate Director

By:	WACHOVIA CAPITAL MARKETS, LLC

	By: Name:	/s/ David Herman David Herman
	Title:	Director

Schedule I

Number of
Firm Units
Underwriters	to be Purchased
Lehman Brothers Inc.	1,600,000
UBS Securities LLC	1,600,000
Wachovia Capital Markets, LLC	1,600,000
Citigroup Global Markets Inc.	640,000
Morgan Stanley & Co. Incorporated	640,000
Goldman, Sachs & Co.	320,000
J.P. Morgan Securities Inc.	320,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	320,000
Oppenheimer & Co. Inc.	220,000
Raymond James & Associates, Inc.	220,000
RBC Capital Markets Corporation	220,000
SMH Capital Inc.	220,000
Wells Fargo Securities, LLC	80,000

TOTAL	8,000,000

Schedule I

Schedule II
Additional Information in Pricing Disclosure Package

Number of Units:	8,000,000 Firm Units or, if the Underwriters exercise in full their option to purchase additional Units granted in Section 2 hereof, 9,200,000 Units; and 241,380 TEPPCO Units

Public offering price for the Units:	$29.00 per unit

First Delivery Date:	September 9, 2008
Schedule II

Schedule III
Issuer Free Writing Prospectus
None.
Schedule III

Schedule IV
Significant Subsidiaries of the Partnership

		Ownership Interest
	Jurisdiction	Percentage
Subsidiary	of Formation	(direct or indirect)
TE Products Pipeline Company, LLC	Texas	100.00%
TEPPCO Midstream Companies, LLC	Texas	100.00%
Val Verde Gas Gathering Company, L.P.	Delaware	100.00%
TCTM, L.P.	Delaware	100.00%
TEPPCO Crude Pipeline, LLC	Texas	100.00%
TEPPCO Seaway, L.P.	Delaware	100.00%
TEPPCO Crude Oil, LLC	Texas	100.00%
TEPPCO Marine Services, LLC	Delaware	100.00%
Schedule IV

Schedule V
Persons Delivering Lock-Up Agreements
Dan Duncan
Michael B. Bracy
Samuel N. Brown
J. Michael Cockrell
Donald H. Daigle
John N. Goodpasture
Murray H. Hutchison
William G. Manias
Richard S. Snell
Jerry E. Thompson
Patricia A. Totten
Joel H. Kieffer
Schedule V

EXHIBIT A
FORM OF ISSUER’S COUNSEL OPINION
     1. Each of the TEPPCO Entities formed or incorporated under the laws of the State of Delaware is validly existing in good standing as a limited liability company, limited partnership or corporation, as the case may be, under the Delaware Limited Liability Company Act (the “Delaware LLC Act”), the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”) or the Delaware General Corporation Law (the “DGCL”), respectively. Each of the TEPPCO Entities formed under the laws of the States of Texas is validly existing in good standing as a limited liability company under Title 3 of the Texas Business Organizations Code.
     2. The General Partner has the limited liability company power and authority under the laws of the State of Delaware to carry on its business and own or lease its properties, in each case in all material respects as described in the Pricing Disclosure Package and the Prospectus.
     3. The Partnership has the limited partnership power and authority under the laws of the State of Delaware (i) to execute and deliver, and to incur and perform all of its obligations under, the Underwriting Agreement and the Unit Purchase Agreement, (ii) to issue, sell and deliver the Units in accordance with the Underwriting Agreement and the TEPPCO Units pursuant to the Unit Purchase Agreement and (iii) to carry on its business and own or lease its properties, in each case in all material respects as described in the Pricing Disclosure Package and the Prospectus.
     4. The Underwriting Agreement has been duly authorized, executed and delivered by the Partnership. The Unit Purchase Agreement has been duly authorized, executed and delivered by the Partnership.
     5. None of (i) the execution and delivery of, or the incurrence or performance by the Partnership of its obligations under the Underwriting Agreement in accordance with its terms, or the Unit Purchase Agreement in accordance with its terms, or (ii) the offering, issuance, sale and delivery of the Firm Units by the Partnership pursuant to the Underwriting Agreement or the TEPPCO Units pursuant to the Unit Purchase Agreement (A) constitutes or will constitute a violation of the certificate of limited partnership or agreement of limited partnership, certificate of formation or limited liability company agreement, certificate or articles of incorporation or bylaws or other similar organizational documents of any of the TEPPCO Entities, (B) results or will result in any violation of the Delaware LP Act, the Delaware LLC Act, the DGCL, applicable laws of the State of Texas or the applicable laws of the United States of America, (C) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default), under any contract identified on Exhibit A hereto (“Applicable Agreements”) or (D) results or will result in the creation of any security interest in, or lien upon, any of the property or assets of the TEPPCO Entities pursuant to any Applicable Agreement, which violations, breaches, security interests or liens, in the case of clauses (B), (C) or (D) of this paragraph, would, individually or in the aggregate, have a material adverse effect on the financial condition, business or results of operations of the Partnership and its subsidiaries, taken as a whole, or materially impair the ability of the Partnership to perform its obligations under the Underwriting Agreement; provided that the applicable laws of the State of Texas and the United States of America referred to in clause (B)

of this paragraph exclude federal and state securities laws, “Blue Sky” laws and other anti-fraud laws.
     6. No Governmental Approval that has not been obtained or taken and is not in full force and effect is required to authorize, or is required for the execution and delivery by the Partnership of the Underwriting Agreement or the Unit Purchase Agreement or the incurrence or performance of its obligations thereunder. “Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any executive, legislative, judicial, administrative or regulatory body of the State of Delaware, the State of Texas or the United States of America, pursuant to Delaware LP Act, the Delaware LLC Act, the DGCL or applicable laws of the State of Texas or of the United States of America; provided that we express no opinion in this paragraph with respect to federal or state securities laws, “Blue Sky” laws or other anti-fraud laws.
     7. The Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms; and (i) the TE Products Pipeline, TCTM, and TEPPCO Midstream Agreements have been duly authorized, executed and delivered by TEPPCO GP and the Partnership and are valid and legally binding agreements of TEPPCO GP and the Partnership, enforceable against TEPPCO GP and the Partnership in accordance with their terms and (ii) the TEPPCO Marine Agreement has been duly authorized, executed and delivered by the Partnership and is a valid and legally binding agreement of the Partnership, enforceable against the Partnership in accordance with its terms; in each case subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or other similar laws relating to or affecting creditors’ rights or remedies generally, (B) general principles of equity (regardless of whether considered in a proceeding in equity or at law), (C) public policy limitations, (D) applicable law relating to fiduciary duties, indemnification and contribution and (E) an implied covenant of good faith and fair dealing.
     8. As of the date hereof and immediately prior to the issuance of the Firm Units pursuant to the Underwriting Agreement and the 241,380 TEPPCO Units pursuant to the Unit Purchase Agreement, there were 95,083,721 issued and outstanding TEPPCO Units.
     9. The Firm Units and the limited partner interests represented thereby have been duly authorized by the Partnership and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-607 and 17-303 of the Delaware LP Act and as described in the Prospectus). The 241,380 TEPPCO Units and the limited partner interests represented thereby issuable pursuant to the Unit Purchase Agreement have been duly authorized by the Partnership and, when issued and delivered to the Employee Partnership against payment therefor in accordance with the terms of the Unit Purchase Agreement, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-607 and 17-303 of the Delaware LP Act and as described in the Prospectus).
     10. The statements under the captions “Description of the Units,” “Cash Distribution Policy” and “Our Partnership Agreement” in each of the Pricing Disclosure Package and the Prospectus, insofar as they purport to summarize certain provisions of documents or legal matters referred to therein, fairly summarize such provisions and legal matters in all material respects, subject to the qualifications and assumptions stated therein; and the TEPPCO Units conform in all material respects to the description set forth under the caption “Description of the Units” in each of the Pricing Disclosure Package and the Prospectus.
     11. The statements under the caption “Material U.S. Tax Consequences” in each of the Preliminary Prospectus and the Prospectus, insofar as they refer to statements of law or legal conclusions, fairly summarize the matters referred to therein in all material respects, subject to the qualifications and assumptions stated therein.
     12. Each of the Registration Statement, as of its latest Effective Date, the Preliminary Prospectus, as of its date, and the Prospectus, as of its date appears on its face to be appropriately responsive in all material respects to the requirements of the Securities Act and the 1933 Act Regulations, provided that we express no opinion, statement or belief in this paragraph as to any of the following included in or omitted from such documents: (a) any financial statements or schedules, including notes thereto and auditors’ reports thereon, (b) any other financial, statistical or accounting information or (c) any exhibits thereto.
     13. The opinion of Baker Botts L.L.P. that is filed as Exhibit 8.1 to the Registration Statement on Form S-3 (filed with the Commission on September 3, 2008) is confirmed and the Underwriters may rely upon such opinion as if it were addressed to them.
     14. None of the Partnership Entities is an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.
     15. The Registration Statement has become effective under the Securities Act; and any required filing of the Preliminary Prospectus and Prospectus pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time periods required by such rule. To our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or threatened by the Commission.
     Such counsel shall state that they have participated in conferences with officers and other representatives of the TEPPCO Entities, with representatives of the Partnership’s independent registered public accounting firm and with your representatives and your counsel, at which the contents of the Registration Statement, the Pricing Disclosure Package, the Prospectus and related matters were discussed. Although such counsel has not independently verified the information contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus, and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus (except to the extent stated in paragraphs 10 and 11 above), such counsel advises you that, on the basis of the foregoing, no facts have come to such counsel’s attention that lead them to believe that:
     (a) the Registration Statement, as of its latest Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
     (b) the Pricing Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or
     (c) the Prospectus, as of its date and on the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
Such counsel has not been asked to comment on, and expresses no statement or belief in this paragraph with respect to, any of the following that the Registration Statement, the Pricing Disclosure Package or the Prospectus contained, contains, omitted or omits: (a) financial statements and schedules, including the notes thereto and the auditors’ reports thereon, (b) any other financial, statistical and accounting information, (c) representations and warranties and other statements of fact included in the exhibits to the Registration Statement or to the documents incorporated by reference therein or (d) Forms T-1 included as exhibits to the Registration Statement.
     In rendering such opinions, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees for the Partnership Entities and of the transfer agent of the Partnership and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that their opinion is limited to the Delaware LP Act, the Delaware LLC Act, the DGCL and the applicable laws of the State of Texas and of the United States of America and, with respect to the opinion set forth in paragraph 11 above, United States federal income tax law, and (D) state that such counsel expresses no opinion with respect to (i) any permits to own or operate any real or personal property or (ii) state or local tax statutes to which any of the limited partners of the Partnership or the General Partner may be subject.

EXHIBIT B
FORM OF GENERAL COUNSEL’S OPINION
     1. The General Partner is the sole general partner of the Partnership with a 1.999999% general partner interest in the Partnership (including rights to increasing percentage interests in Partnership distributions provided for in the Partnership Agreement); such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, charges or claims in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware.
     2. EPE owns 100% of the issued and outstanding membership interests in the General Partner; such membership interests have been duly authorized and validly issued in accordance with the GP LLC Agreement; and EPE owns such membership interests free and clear of all liens, encumbrances, security interests, charges or claims, in each case in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming EPE as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware, other those in favor of lenders of EPE.
     3. The Partnership owns 100% of the issued and outstanding capital stock of TEPPCO GP; such capital stock has been duly authorized and validly issued in accordance with the TEPPCO GP Bylaws and the TEPPCO GP Certificate of Incorporation; and the Partnership owns such capital stock free and clear of all liens, encumbrances, security interests, charges or claims in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware.
     4. TEPPCO GP is (a) the sole general partner of TCTM (with a 0.001% general partner interest in TCTM) and (b) the sole managing member of TE Products Pipeline and TEPPCO Midstream (with a 0.001% membership interest in each of TE Products Pipeline and TEPPCO Midstream); each such general partner or membership interest has been duly authorized and validly issued in accordance with the applicable TE Products Pipeline, TCTM or TEPPCO Midstream Agreement. TEPPCO GP owns its general partner interest in TCTM free and clear of all liens, encumbrances, security interests, charges or claims in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware, naming TEPPCO GP as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware. TEPPCO GP owns its membership interests in TE Products Pipeline and TEPPCO Midstream free and clear of all liens, encumbrances, security interests, charges or claims in respect of which a financing statement under the Uniform Commercial Code of the State of Texas, naming TEPPCO GP as debtor is on file as of a recent date in the office of the Secretary of State of the State of Texas. The Partnership is (x) the sole limited partner of TCTM, (y) the sole non-managing member of TE Products Pipeline and TEPPCO Midstream and (z) the sole member of TEPPCO Marine; and each such limited partner or membership interest has been duly authorized and validly issued in accordance with the applicable TE Products Pipeline, TCTM, TEPPCO Midstream or TEPPCO Marine Agreement. The Partnership owns its limited partner interests in TCTM free and clear of all liens, encumbrances, security interests, charges or claims in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware; and the Partnership owns its membership interests in TE Products Pipeline, TEPPCO Midstream and TEPPCO Marine free and clear of all liens, encumbrances, security interests, charges or claims in respect of which a financing statement under the Uniform Commercial Code of the State of Texas, with respect to TE Products Pipeline and TEPPCO Midstream, or under the Uniform Commercial Code of the State of Delaware, with respect to TEPPCO Marine, naming the Partnership as debtor is on file as of a recent date in the office of the Secretary of State of the State of Texas or the office of the Secretary of State of the State of Delaware, as applicable.
     5. Except as identified in the Pricing Disclosure Package and the Prospectus and for rights that have been waived, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity securities (a) in the Partnership Entities, in each case, pursuant to the organizational documents of any such entity or (b) in the Partnership Entities pursuant to any agreement or other instrument known to such counsel to which any of them is a party or by which any of them may be bound (other than the organizational documents of such entity). To such counsel’s knowledge, neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by the Underwriting Agreement gives rise to any rights for or relating to the registration of any TEPPCO Units or other securities of the Partnership or any of its subsidiaries, other than as have been waived. To such counsel’s knowledge, except for options granted pursuant to employee benefits plans, qualified unit option plans or other employee compensation plans and the Partnership’s DRIP, there are no outstanding options or warrants to purchase any partnership or membership interests or capital stock in any Partnership Entity.
     6. The Partnership has all requisite power and authority to execute and deliver this Agreement and to perform its respective obligations hereunder. The Partnership has all requisite partnership power and authority to issue, sell and deliver the Units in accordance with and upon the terms and conditions set forth in this Agreement, the Partnership Agreement, the Registration Statement, the Pricing Disclosure Package and Prospectus. All action required to be taken by the Partnership or the General Partner or any of their partners or members for (i) the due and proper authorization, execution and delivery of this Agreement, (ii) the authorization, issuance, sale and delivery of the Units and (iii) the consummation of the transactions contemplated hereby has been duly and validly taken.
     7. None of (i) the execution and delivery of, or the incurrence or performance by the Partnership of its obligations under the Underwriting Agreement and the Unit Purchase Agreement or (ii) the offering, issuance and sale of the Firm Units by the Partnership pursuant to the Underwriting Agreement or the 241,380 TEPPCO Units pursuant to the Unit Purchase Agreement (A) conflicts or will conflict with or constitutes or will constitute a violation of the certificate of limited partnership or agreement of limited partnership, certificate of formation or limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents of any of the Partnership Entities (other than the TEPPCO Entities), (B) constitutes or will constitute a breach or violation of, or a default (or an event that with notice or lapse of time or both would constitute such a default), under any agreement identified on Exhibit A hereto (“Applicable Commercial/Organic Agreements”), (C) results or will result in the creation of any security interest in, or lien upon, any of the property or assets of the TEPPCO

Entities pursuant to any Applicable Commercial/Organic Agreement or (D) to the knowledge of such counsel, violate any judgment, order or decree of any court or any governmental agency or body having jurisdiction over the Partnership, any of its subsidiaries or their respective property, except in case of clauses (B), (C) or (D), for such breaches, violations, defaults, security interests or liens as would not have a material adverse effect on the business, properties, financial condition, or results of operation of the Partnership Entities, taken as a whole, or materially impair the ability of the Partnership to perform its obligations under the Underwriting Agreement.
     8. To the knowledge of such counsel, (a) there is no legal or governmental proceeding pending or threatened to which any of the Partnership Entities is a party or to which any of their respective properties is subject that is required to be disclosed in the Pricing Disclosure Package or the Prospectus and is not so disclosed and (b) there are no agreements, contracts or other documents to which any of the Partnership Entities is a party that are required to be described in the Pricing Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.
     Such counsel shall state that she has participated in conferences with officers and other representatives of the TEPPCO Entities, with representatives of the Partnership’s independent registered public accounting firm and with your representatives and your counsel, at which the contents of the Registration Statement, the Pricing Disclosure Package, the Prospectus and related matters were discussed. Although such counsel has not independently verified the information contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus, and is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus, such counsel advises you that, on the basis of the foregoing, no facts have come to such counsel’s attention that lead her to believe that:
     (a) the Registration Statement, as of its latest Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
     (b) the Pricing Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or
     (c) the Prospectus, as of its date and on the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     Such counsel has not been asked to comment on, and expresses no statement or belief in this paragraph with respect to, any of the following that the Registration Statement, the Pricing Disclosure Package or the Prospectus contained, contains, omitted or omits: (a) financial statements and schedules, including the notes thereto and the auditors’ reports thereon, (b) any other financial, statistical and accounting information, (c) representations and warranties and other statements of fact included in the exhibits to the Registration Statement or to the documents incorporated by reference therein or (d) Forms T-1 included as exhibits to the Registration Statement.

     In rendering such opinions, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees for the Partnership Entities and of the transfer agent of the Partnership and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to her conform to the originals thereof, and that the signatures on all documents examined by her are genuine, (C) state that her opinion is limited to the Delaware LP Act, the Delaware LLC Act, the DGCL and the applicable laws of the State of Texas and of the United States of America and (D) state that such counsel expresses no opinion with respect to (i) any permits to own or operate any real or personal property, (ii) the title of any of the Partnership Entities to any of their respective real or personal property, other than with regard to the opinions set forth above regarding the ownership of capital stock, partnership interests and membership interests, or with respect to the accuracy or descriptions of real or personal property or (iii) state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the TEPPCO Entities may be subject.

EXHIBIT C
FORM OF LOCK-UP LETTER AGREEMENT
September 4, 2008
Lehman Brothers Inc.
UBS Securities LLC
Wachovia Capital Markets, LLC
As Representatives of the several
   Underwriters named in Schedule I to the Underwriting Agreement,
c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019
Ladies and Gentlemen:
     The undersigned understands that you propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the TEPPCO Partners, L.P. providing for the purchase by you of units, each representing a limited partner interest (the “Units”) in the Partnership, and that you propose to reoffer the Units to the public (the “Offering”). Capitalized terms used but not defined herein have the meanings given to them in the Underwriting Agreement.
     In consideration of the execution of the Underwriting Agreement by you, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that the undersigned will not, directly or indirectly, (i) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any TEPPCO Units or securities convertible into, or exchangeable for TEPPCO Units, or sell or grant options, rights or warrants with respect to any TEPPCO Units or securities convertible into or exchangeable for TEPPCO Units (other than the grant of options pursuant to option plans existing on the date hereof), in each case owned by the undersigned on the date of execution of this Lock-up Letter Agreement or on the date of the completion of the Offering, or (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such TEPPCO Units, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of TEPPCO Units or other securities, in cash or otherwise, or (iii) publicly disclose the intention to do any of the foregoing, in each case for a period of 45 days from the date of the Underwriting Agreement without the prior written consent of Lehman Brothers Inc., UBS Securities LLC and Wachovia Capital Markets, LLC; provided, however, that with respect to the undersigned, the foregoing restrictions do not apply to (i) sales pursuant to “cashless-broker” exercises of options for TEPPCO Units in accordance with the Partnership’s benefit plans as consideration for the exercise price and withholding taxes applicable to such exercises and (ii) transfers to any trust for the direct or indirect benefit of each person or the immediate family; provided that it shall be a condition to any such gift or transfer that the transferee/donee agrees to be bound by the terms of the lock-up letter agreement to the same extent as if the transferee/donee were a party hereto.
     “Immediate family” shall mean the undersigned’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, former spouses, siblings, nieces, nephews, mother-in-

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law, father-in-law, sons-in-law, daughters-in-law, brother-in-law, sister-in-law, including adoptive relationships.
     In furtherance of the foregoing, the Partnership and its Transfer Agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.
     It is understood that, if the Partnership notifies you that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof that survive termination) shall terminate or be terminated prior to payment for and delivery of the Units, the undersigned will be released from his obligations under this Lock-Up Letter Agreement.
     The undersigned understands that the Partnership and you will proceed with the Offering in reliance on this Lock-Up Letter Agreement.
     Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Partnership and you.
     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs and personal representatives, in the case of individuals, or successors and assigns, in the case of nonnatural persons, of the undersigned.

Yours very truly,
By:
Name:
Title:

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